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                                                                          10.17
                       THIRD AMENDMENT TO CREDIT AGREEMENT

         This third amendment to credit agreement ("Amendment") is made and entered into as of February 13, 1996, by and between U. S. BANK OF WASHINGTON, NATIONAL ASSOCIATION, a national banking association ("U. S.
Bank"), and GARGOYLES, INC., a Washington corporation ("Borrower").

                                    RECITALS:

         A. On or about March 22, 1995, U. S. Bank and Borrower entered into that certain credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement"), whereby U. S. Bank agreed to extend certain credit facilities to Borrower on the terms and conditions set forth therein. On or about August 17, 1995, U. S. Bank and Borrower entered into that certain first amendment to credit agreement. On or about December 15, 1995, U. S. Bank and Borrower entered into that certain second amendment to credit agreement.

         B. Borrower has requested U. S. Bank to (1) increase the commitment under the revolving loan advanced to Borrower, (2) extend to Borrower a new term loan for the acquisition of all of the issued and outstanding stock of H.S.I., a California corporation, dba Hobie Sunglasses ("HSI"), (3) consent to Borrower's formation of a wholly owned subsidiary and the merger of HSI into such subsidiary, (4) waive Borrower's default under the working capital covenant set forth in the Credit Agreement, and (5) make certain other modifications to the financial covenants set forth in the Credit Agreement. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will make the new loan to Borrower.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS

         1.1 Definitions. As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein or as the context otherwise requires.

         1.2 Modified and Additional Defined Terms. Section 1.1 of the Credit Agreement is hereby modified to add or amend (as the case may be) the definitions of the terms set forth below:
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         "Acquisition Loan" has the meaning set forth in Section 4.1 of this
Amendment, as well as all renewals, replacements, and amendments of the Acquisition Loan.

         "Acquisition Note" has the meaning set forth in Section 4.3 of this Amendment, as well as all renewals and modifications of the Acquisition Note.

         "Eligible Accounts Receivable" means the accounts receivable of Borrower, HSC, and HSI, excluding the following: (a) accounts receivable that have been outstanding in excess of 90 days past due, (b) all accounts receivable from any single customer if 10 percent or more of such customer's accounts owed to Borrower, HSC, or HSI are ineligible for any reason, (c) accounts receivable due from officers, employees, or Affiliates of Borrower, HSC, and HSI, (d) accounts receivable that are partially or wholly subject to the right of setoff,
(e) accounts receivable resulting from COD sales, finance charges, and consignments, (f) accounts receivable due from Persons not residents of the United States, except as otherwise approved in writing by U. S. Bank, (g) accounts receivable due from the federal government, (h) accounts receivable that constitute any retainage, (i) accounts receivable that constitute dated billings other than approved by U. S. Bank in writing, (j) accounts receivable in which any Person other than U. S. Bank has a security interest, and (k) except as otherwise approved by U. S. Bank in writing, accounts receivable from any single customer of Borrower, HSC, or HSI in excess of 10 percent of such entity's total Eligible Accounts Receivable. Notwithstanding the foregoing, there shall be included in "Eligible Accounts Receivable" accounts receivable from Sunglass Hut International up to the lesser of (x) $1,000,000, or (y) an amount equal to 25 percent of total Eligible Accounts Receivable. "Eligible Accounts Receivable" shall not include any accounts receivable unless and until
U. S. Bank holds a first, valid, binding, and perfected security interest in any such accounts receivable.

         "Eligible Inventory" means inventory of Borrower, HSC, and HSI, including raw materials and finished goods, valued at the lower of cost or market. "Eligible Inventory" shall exclude inventory that is obsolete, consigned inventory, inventory that is not in saleable condition, work-in-process, and inventory in which any Person other than U. S. Bank has a security interest. Notwithstanding the foregoing, "Eligible Inventory" shall not include any inventory unless and until U. S. Bank holds a first, valid, binding, and perfected security interest in that inventory.

         "Funded Debt" means, as of the last day of the relevant period, (a) all of Borrower's long-term Indebtedness (excluding amounts outstanding on the Revolving Loan and the Acquisition Loan) including the current portion thereof and including capitalized leases, less (b) the outstanding principal amount of subordinated debt that (i) has been approved in writing by U. S. Bank, and (ii) is subordinate to Borrower's

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Indebtedness to U. S. Bank pursuant to a subordination agreement approved in writing by U. S. Bank.

         "Funded Debt Coverage Ratio" means the ratio of Funded Debt to an amount equal to Cash Flow plus (a) cash paid during the relevant period for Capital Expenditures, which cash does not constitute proceeds of the loans made to Borrower, and (b) dividends and distributions paid to Borrower's shareholders during the relevant period.

         "Funding" means any disbursement of the proceeds of the Revolving Loan, the Term Loan, any Equipment Loan, the Acquisition Loan, or the issuance or renewal of any Letter of Credit.

         "HSC" means H.S.C., Inc., a Washington corporation, and its successors.

         "HSI" means H.S.I., a California corporation, dba Hobie Sunglasses, and its successors.

         "Loans" means the Revolving Loan, the Term Loan, the Equipment Loans, and the Acquisition Loan, as well as all renewals, replacements, and modifications thereof.

         "Notes" means the Revolving Note, the Term Note, the Equipment Notes, and the Acquisition Note, as well as all renewals, replacements, and amendments thereof.

         1.3 Accounting on Consolidated Basis. Section 1.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  1.2 Accounting Terms. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles consistently applied. All calculations required to be made hereunder and all financial numbers used herein shall be on a consolidated basis in accordance with generally accepted accounting principles.

                              ARTICLE II. AMENDMENT

         The Credit Agreement, as well as all of the other Loan Documents, are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents

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shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

                           ARTICLE III. REVOLVING LOAN

         3.1 Increase in Revolving Loan Commitment. Sections 2.1 and 2.10(a) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

                  2.1 Loan Commitment. Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U. S. Bank will make Fundings to Borrower from time to time during the period ending March 22, 1997 ("Commitment Period"), but such Fundings (together with any outstanding Letters of Credit) shall not exceed, in the aggregate principal amount at any one time outstanding, $10,000,000 (the "Revolving Loan").

                  2.10     Letters of Credit.

                  (a) Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U. S. Bank will issue standby and commercial letters of credit (the "Letters of Credit") for the benefit of Borrower, HSC, and HSI in forms acceptable to U. S. Bank from time to time during the Commitment Period. The expiration date of any Letter of Credit shall not extend beyond the Commitment Period. The maximum aggregate amount of outstanding Letters of Credit shall not exceed, at any one time, $1,500,000. The maximum aggregate amount of outstanding Letters of Credit plus the aggregate outstanding amount of principal and interest on the Revolving Loan shall not exceed, at any one time, $10,000,000.

         3.2 Use of Proceeds. The proceeds of the Revolving Loan shall be used by Borrower for operating cash. The proceeds of the Revolving Loan may be loaned by Borrower to HSC and to HSI, provided that the aggregate principal amount of any such loans shall at no time exceed an amount equal to the Borrowing Base, calculated on the basis of the Eligible Accounts Receivable and Eligible Inventory of HSC and HSI only.

         3.3 Renewal Revolving Note. Concurrently with the execution of this Amendment, Borrower shall execute and deliver to U. S. Bank a renewal promissory note in the form attached hereto as Exhibit A ("Renewal Revolving Note"), which shall be in substitution for, but not in payment of, the renewal revolving note dated


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December 15, 1995, which shall be marked "renewed" and retained by U. S.
Bank until the Revolving Loan is repaid in full.

         3.4 Loan Fee. Concurrently with the execution of this Amendment, Borrower shall pay U. S. Bank a nonrefundable fee for the increase of the Revolving Loan commitment in the amount of $40,000.

                          ARTICLE IV. ACQUISITION LOAN

         4.1 Commitment. Subject to and upon the terms and conditions set forth herein, and in reliance upon the representations, warranties, and covenants of Borrower contained herein or in the Credit Agreement or made pursuant hereto or pursuant to the Credit Agreement, U. S. Bank will lend to Borrower $4,000,000 on a term loan basis ("Acquisition Loan").

         4.2 Use of Proceeds. The proceeds of the Acquisition Loan shall be used by Borrower as follows: $3,380,014 for the acquisition of all of the issued and outstanding stock of HSI and $619,986 for working capital.

         4.3 Acquisition Note. The Acquisition Loan shall be evidenced by a promissory note in the form attached hereto as Exhibit B ("Acquisition Note").

         4.4 Interest Rates. The Acquisition Loan shall bear interest on the principal amount thereof remaining unpaid from time to time, at a rate equal to the Prime Rate plus 3 percent per annum.

         4.5 Repayment.

         (a) Commencing on the first day of the first month following the initial Funding under the Acquisition Loan and on the first day of each month thereafter, Borrower shall pay U. S. Bank an amount equal to all accrued interest on the Acquisition Loan.

         (b) On May 31, 1996, Borrower shall make an Acquisition Loan principal reduction payment to U. S. Bank in the amount of $700,000; provided, however, that such principal payment must be from (i) a capital contribution to Borrower, or (ii) debt subordinate to Borrower's Indebtedness to U. S. Bank pursuant to a subordination agreement approved in writing by U. S. Bank.

         (c) Subject to Section 4.6 herein, Borrower shall pay U. S. Bank all outstanding principal, accrued interest, and other charges with respect to the Acquisition Loan on or before December 31, 1996.

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         4.6      Extension of Maturity.

         (a) Unless a Default or Event of Default has occurred and is continuing, Borrower may elect to extend the maturity date of the Acquisition Loan to March 31, 1997, if before November 30, 1996, Borrower (i) gives written notice of such election to U. S. Bank, (ii) pays to U. S. Bank an extension fee in an amount equal to 1 percent of the balance of the Acquisition Loan to be extended, and (iii) issues to U. S. Bank a warrant in the form attached hereto as Exhibit C (the "Warrant"). In the event that the Acquisition Loan is not paid in full on or before December 31, 1996, and Borrower cannot extend the maturity date of the Acquisition Loan as a result of the existence of a Default or an Event of Default or Borrower's failure to meet one or more of the requirements for the extension of the Acquisition Loan set forth in this Section 4.6(a), in order to compensate U. S. Bank for the risk of making the Acquisition Loan and Borrower's failure to repay the Acquisition Loan in a timely manner, Borrower shall, on or before December 31, 1996, either issue the Warrant to U. S. Bank or, at Borrower's option, pay U. S. Bank a loan fee in the amount of $5,000,000. Neither the issuance of the Warrant nor the payment of the $5,000,000 shall constitute a cure of the Event of Default resulting from Borrower's failure to repay the Acquisition Loan on or before December 31, 1996, or any other Events of Default that exist at that time.

         (b) In the event Borrower elects to extend the maturity date of the Acquisition Loan in accordance with Section 4.6(a) herein and complies with the conditions thereof, Borrower shall pay U. S. Bank all outstanding principal, accrued interest, and other charges with respect to the Acquisition Loan on or before March 31, 1997.

         4.7 Acquisition Loan Fee. Borrower shall pay U. S. Bank nonrefundable fees for the Acquisition Loan as follows: (a) $40,000 concurrently with the execution of this Amendment, (b) on June 30, 1996, an amount equal to 1 percent of the principal balance of the Acquisition Loan on such date, (c) on September 30, 1996, an amount equal to 1 percent of the principal balance on the Acquisition Loan on such date, and (d) $200,000 on or before December 31, 1996.

                              ARTICLE V. COVENANTS

         5.1 Consent to Acquisition, Subsidiary, and Merger. U. S. Bank hereby consents to Borrower's acquisition of HSI, Borrower's formation of HSC as a wholly-owned subsidiary of Borrower, and the merger of HSI into HSC, and agrees that such actions shall not constitute violations of the negative covenants set forth in Article VIII of the Credit Agreement.


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         5.2 Waiver of Defaults. Borrower's prior violations of the Working
Capital covenant set forth in Section 8.17 of the Credit Agreement and the Cash Flow to Debt Service Proforma covenant set forth in Section 8.18(a) of the Credit Agreement are hereby waived through the date of this Agreement. U. S. Bank's waiver is expressly limited to Borrower's violation specified in this
Section 5.2 and is not applicable to any other covenants contained in the Credit Agreement or any other Loan Documents.

         5.3 Modification of Debt Service Coverage Ratio. Section 8.18(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (a) Permit the ratio of Cash Flow to Debt Service Proforma to be less than 1.00:1.00 as of the last day of each fiscal year of Borrower for the fiscal year then ended.

         5.4 Modification of Funded Debt Coverage Ratio. Section 8.19 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  8.19 Funded Debt Coverage Ratio. Permit the Funded debt Coverage Ratio to be greater than 3.15:1.00 as of the last day of each fiscal quarter of Borrower for the training four quarters then ended.

                        ARTICLE VI. CONDITIONS PRECEDENT

         U. S. Bank shall not be required to advance the initial Funding under the Revolving Loan following the date of this Amendment or the initial Funding under the Acquisition Loan unless and until the following conditions have been fulfilled to the satisfaction of U.S. Bank:

         (a) U. S. Bank shall have received this Amendment, the Renewal Revolving Note, and the Acquisition Note, duly executed and delivered by the parties thereto.

         (b) U. S. Bank shall have received, duly executed and delivered by HSC and HSI, guaranties in the forms attached hereto as Exhibits D-1 and D-2.

         (c) U. S. Bank shall have received, duly executed and delivered by HSC and HSI, security agreements in the forms attached hereto as Exhibits E-1 and E-2, granting to U. S. Bank a first priority and exclusive security interest in all of the personal property of HSC and HSI, whether tangible or intangible, now owned or hereafter acquired.

         (d) U. S. Bank shall have received, duly executed and delivered by HSC and HSI, such financing statements and other documents deemed necessary by U. S. Bank to perfect the security interests granted to U. S. Bank.


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         (e) U. S. Bank shall have received, duly executed and delivered by
Guarantor, an amended and restated limited guaranty in the form attached hereto as Exhibit F.

         (f) U. S. Bank shall have received, duly executed and delivered by Borrower, a pledge agreement in the form attached hereto as Exhibit G, pledging to U. S. Bank all of Borrower's stock in HSC and HSI, together with all stock certificates representing Borrower's ownership interests in HSC and HSI and an assignment separate from certificate signed in blank by Borrower for each such certificate.

         (g) Borrower shall have paid U. S. Bank the loan fees required under Sections 3.4 and 4.7(a) of this Amendment.

         (h) All corporate proceedings of HSC and HSI shall be satisfactory in form and substance to U. S. Bank, and U. S. Bank shall have received all information and copies of all documents, including records of all corporate proceedings, that U. S. Bank has requested in connection therewith, such documents where appropriate to be certified by proper corporate authorities or Governmental Bodies. Borrower shall provide U. S. Bank with the following documents prior to or upon the execution of this Amendment:

                  (i) Copies of the articles of incorporation of HSC and HSI, together with all amendments thereto, certified by HSC and HSI to be true and complete;

                  (ii) Certificates of authority for HSC and HSI in the states of California and Washington, respectively, dated within 30 days of the date of the execution of this Amendment; and

                  (iii) Certified resolutions of the directors of HSC and HSI and incumbency certificates in form and content satisfactory to U. S. Bank.

         (i) U. S. Bank shall have received, reviewed, and approved all documents in connection with the acquisition by Borrower of all of the issued and outstanding stock of HSI. In addition, U. S. Bank shall have received evidence satisfactory to U. S. Bank that the acquisition of HSI's stock will close in accordance with the documents approved by U. S. Bank concurrently with the initial Funding under the Acquisition Loan.

         (j) U. S. Bank shall have received evidence satisfactory to U. S. Bank that HSI's indebtedness to Union Bank has been repaid in full and that Union Bank's security interests in HSI's assets have been terminated.

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         (k) U. S. Bank shall have received, reviewed, and approved copies of the following financial statements of HSI for the most recent fiscal year of HSI, balance sheet, statement of income, and statement of cash flows.

         (l) U. S. Bank shall have received from counsel to Borrower an opinion addressed to U. S. Bank and dated as of the date of this Amendment, in the form attached hereto as Exhibit H.

         (m) No Default or Event of Default shall exist under the Credit Agreement, and after having given effect to the requested Funding, no Default or Event of Default shall exist.

                         ARTICLE VII. GENERAL PROVISIONS

         7.1 Representations and Warranties. Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

         7.2 Security. The Security Agreement, the Pledge Agreement, the financing statements, and all other Loan Documents, whether creating, evidencing, or perfecting U. S. Bank's security interest in the Collateral, remain in full force and effect, secure the payment and performance of the Loans, including without limitation the Acquisition Loan, and are enforceable without defense, offset, or counterclaim.

         7.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

         7.4 Statutory Notice. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


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         IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                                  GARGOYLES, INC., a Washington corporation



                                  By:   /s/ Steven R. Kingma
                                     --------------------------------
                                  Title:   VP - CFO
                                        -----------------------------


                                  U. S. BANK OF WASHINGTON, NATIONAL
                                  ASSOCIATION



                                  By:   /s/  Gerald L. Sorensen
                                     --------------------------------
                                  Title:   SVP
                                        -----------------------------

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